NOVEMBER 2, 2020

SUPPLEMENT TO THE

HARTFORD SCHRODERS FUNDS COMBINED STATEMENT OF ADDITIONAL INFORMATION

(THE HARTFORD MUTUAL FUNDS II, INC.)

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED THROUGH JULY 22, 2020

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

1.	Effective November 2, 2020, Derrick D. Cephas, Andrew A. Johnson and Paul L. Rosenberg each serves as a director/trustee of The Hartford Mutual Funds II, Inc., The Hartford Mutual Funds, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Exchange-Traded Trust, Lattice Strategies Trust and Hartford Schroders Opportunistic Income Fund.

2.	Under the heading “PORTFOLIO MANAGERS – OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY SCHRODERS PORTFOLIO MANAGERS,” the following information is added under the Tax-Aware Bond Fund:

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Tax-Aware Bond Fund
David May*
Other Registered Investment Companies	1	$74	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	175	$30,792	4	$198
*	Information as of June 30, 2020

3.	Under the heading “PORTFOLIO MANAGERS – EQUITY SECURITIES BENEFICIALLY OWNED BY SCHRODERS PORTFOLIO MANAGERS,” the following information is added:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
David May**	Tax-Aware Bond Fund	$1 - $10,000
**	Effective October 1, 2020, Mr. May became a portfolio manager to the Tax-Aware Bond Fund. The information for Mr. May is as of June 30, 2020.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.